SUPPLEMENT DATED NOVEMBER 23, 2020 TO THE

PROSPECTUSES DATED MAY 1, 2020, AS AMENDED, for New York Life Insurance and Annuity Corporation (“NYLIAC”) New York Life Variable Universal Life Insurance Policies

PROSPECTUSES DATED MAY 1, 2019, AS AMENDED, for NYLIAC Survivorship Variable Universal Life and Variable Universal Life Provider

PROSPECTUSES DATED MAY 1, 2014, AS AMENDED, for New York Life Lifetime Wealth Variable Universal Life, NYLIAC Single Premium Variable Universal Life and New York Life Legacy Creator Single Premium Variable Universal Life

PROSPECTUSES DATED MAY 1, 2008, AS AMENDED, for NYLIAC Pinnacle Variable Universal Life Policies and NYLIAC Pinnacle Survivorship Variable Universal Life Policies

This supplement amends the prospectuses you received, as amended, (each a “Prospectus,” and together, the “Prospectuses”), for the policies offered through NYLIAC Variable Universal Life Separate Account - I. This supplement is not valid unless read in conjunction with your Prospectus. Please retain this supplement for future reference. All capitalized terms used but not defined herein have the same meaning as those included in the Prospectuses.

The purpose of this supplement is to notify you that effective November 23, 2020 (the “Effective Date”), when you make Separate Account transfers initiated through pre-authorized transaction programs such as Automatic Asset Rebalancing, Automatic Asset Reallocation, or Dollar-Cost Averaging accounts, including the Dollar-Cost Averaging Plus Account, the Dollar-Cost Averaging Extension Account, Dollar-Cost Averaging Extra Account and the Enhanced Dollar-Cost Averaging Account (as applicable to your policy) (the “Dollar-Cost Averaging Accounts”), a summary of those policy transactions will now only appear on your quarterly statement. NYLIAC will no longer provide an immediate confirmation statement after such pre-authorized transactions.

To reflect this change, please note the following changes to the Prospectuses as of the Effective Date:

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For New York Life Variable Universal Life Accumulator II, New York Life Variable Universal Life Accumulator Plus, New York Life Variable Universal Life Accumulator, New York Life Survivorship Variable Universal Life Accumulator, NYLIAC Variable Universal Life 2000, NYLIAC Survivorship Variable Universal Life, Variable Universal Life Provider and Lifetime Wealth Variable Universal Life policies the second paragraph of the section entitled “Records and Reports” will be deleted and replaced with the disclosure below.

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For NYLIAC Single Premium Variable Universal Life, NYLIAC Pinnacle Variable Universal Life Policies, NYLIAC Pinnacle Survivorship Variable Universal Life Policies and Flexible Premium Variable Universal Life Insurance Policies the disclosure below is added as the second paragraph of the section entitled “Records and Reports”.

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For New York Life Legacy Creator Single Premium Variable Universal Life policies, the last sentence of the first paragraph in the section entitled “Records and Reports” is deleted and the disclosure below is added as the second paragraph.

Generally, NYLIAC will immediately mail you confirmation of any transactions involving the Separate Account. However, when we process certain transactions on your behalf involving the Separate Account, including transactions such as: (1) automatic asset rebalancing/reallocation options and Dollar-Cost Averaging Accounts; (2) premium payments initiated through pre-authorized deductions from banks or your employer; and/or (3) other pre-authorized deductions to which we agree, a summary of these policy transactions will only appear on your quarterly statement and you will not receive an immediate confirmation statement after each such transaction.

New York Life Insurance and Annuity Corporation

(a Delaware Corporation)

51 Madison Avenue

New York, New York 10010